                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                           ROLLINS TRUCK LEASING CORP.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                           ROLLINS TRUCK LEASING CORP.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 25, 2001


                              ---------------------

TO THE HOLDERS OF COMMON STOCK:


     PLEASE TAKE NOTICE that the 2001 Annual Meeting of Shareholders of ROLLINS TRUCK LEASING CORP. (the "Company"), a Delaware corporation, will be held at the Rollins Building, First Floor Auditorium, Wilmington, Delaware, on Thursday, January 25, 2001, at 8:30 A.M. for the following purposes:

     1.   To re-elect two (2) Class III Directors to the Board of Directors;

     2.   To approve the proposed 2000 Stock Option Plan; and

     3. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Proxy Statement dated December 27, 2000 is attached.

     The Board of Directors has fixed the close of business on December 15, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     You are cordially invited to attend the Annual Meeting. If you cannot be present in person, please sign and date the enclosed proxy and promptly mail it in the enclosed return envelope which requires no United States postage. Any shareholder giving a proxy has the right to revoke it any time before it is voted. If you hold your stock in a broker or bank "street" account and wish to vote your shares in person at the meeting, you must obtain the appropriate documentation from your broker or bank custodian (the record holder).


                                             BY ORDER OF THE BOARD OF DIRECTORS
                                                           KLAUS M. BELOHOUBEK,
                                 Vice President - General Counsel and Secretary

Dated: Wilmington, Delaware
       December 27, 2000


                              ---------------------

YOU ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO UNITED STATES POSTAGE.

                                 PROXY STATEMENT


                           ROLLINS TRUCK LEASING CORP.
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 25, 2001


                            ---------------------

     The information concerning the enclosed proxy and the matters to be acted upon at the Annual Meeting of Shareholders to be held on January 25, 2001 (the "Annual Meeting") is submitted to the shareholders for their information.


                   SOLICITATION OF AND POWER TO REVOKE PROXY

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of ROLLINS TRUCK LEASING CORP., a Delaware corporation (the "Company"). Proxies solicited hereby are to be voted at the Annual Meeting or at any adjournment thereof.

     The mailing address for the Company's principal executive office is P. O. Box 1791, Wilmington, Delaware 19899. This Proxy Statement and the form of proxy were first sent to the Company's shareholders on or about December 27, 2000.

     A form of proxy is enclosed. Each proxy submitted will be voted as directed but, if not otherwise specified, proxies solicited by the Board of Directors of the Company will be voted (a) in favor of the candidates for election to the Board of Directors as Class III Directors and (b) in favor of the proposed 2000 Stock Option Plan.

     The solicitation of proxies will be by mail. It may be that further solicitation of proxies will be made by telephone, telegram or interview with some shareholders of the Company, following the original solicitation. All such further solicitations will be made by regular officers and employees of the Company, who will not be additionally compensated therefor, or its Transfer Agent. The Company will bear the entire cost of all such solicitations, which will be nominal and include reimbursements paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners.

     Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting and vote in person, whether or not such shareholder has previously given a proxy.


                                  CAPITAL STOCK

     The outstanding capital stock of the Company on December 15, 2000 consisted of 57,979,616 shares of Common Stock, par value $l.00 per share. Holders of Common Stock are entitled to one vote (non-cumulative) for each share of such stock registered in their respective names at the close of business on December 15, 2000, the record date for determining shares entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. In accordance with the General Corporation Law of the State of Delaware, the election of the nominees named herein as Directors (Proposal Number One) will require the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy provided that a quorum is present at the Annual Meeting. In the case of a plurality vote requirement (as in the election of directors), where no particular percentage vote is required, the outcome is solely a matter of comparing the number of votes cast in favor of a proposal to the number of votes cast against the proposal, and hence only votes for or against the proposal (and not abstentions or broker non-votes) are relevant to the outcome. The approval of the 2000 Stock Option Plan (Proposal Number Two) will require the affirmative vote of the majority of shares present in person or represented by proxy provided that a quorum is present at the Annual Meeting.

     As of October 31, 2000, only four persons were known to the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock of the Company. The name and address of each such person, together with the number of shares owned and the percentage of outstanding shares that ownership represents and information as to Common Stock ownership of the Named Executives identified in the Summary Compensation Table and the officers and directors of the Company as a group (according to information received by the Company) are set forth below:




Title of            Names and Addresses             Number and Nature of      Percent of
Class               of Beneficial Owners          Beneficial Ownership(1)       Class
----------   ---------------------------------   -------------------------   -----------
Common       Estate of John W. Rollins                   7,162,327(2)        12.4%
             One Rollins Plaza
             Wilmington, DE 19803
Common       Neuberger and Berman                        4,807,550(3)         8.3%
             605 Third Avenue
             New York, NY 10158
Common       Dimensional Fund Advisors, Inc.             4,248,350(4)         7.3%
             1299 Ocean Avenue, Suite 1100
             Santa Monica, CA 90401
Common       Strong/Corneliuson Capital                  3,480,675(5)         6.0%
             Management, Inc.
             100 Heritage Reserve
             P.O. Box 2936
             Milwaukee, WI 53201
Common       Henry B. Tippie                             2,250,000(6)         3.9%
             P.O. Box 26557
             Austin, TX 78755
Common       John W. Rollins, Jr.                        1,152,025(7)         2.0%
             One Rollins Plaza
             Wilmington, DE 19803
Common       I. Larry Brown                                127,575            0.2%
             One Rollins Plaza
             Wilmington, DE 19803


Title of            Names and Addresses             Number and Nature of      Percent of
Class               of Beneficial Owners          Beneficial Ownership(1)       Class
----------   ---------------------------------   -------------------------   -----------
Common       Patrick J. Bagley                              90,212           0.2%
             One Rollins Plaza
             Wilmington, DE 19803
Common       Klaus M. Belohoubek                             9,827            --
             One Rollins Plaza
             Wilmington, DE 19803
Common       All Directors and Officers as a             3,652,294           6.3%
             Group (8 persons)

----------------
(1) As to officers and directors, owned directly and of record. The above numbers exclude the following shares of Common Stock subject to options granted under the Company's 1986, 1993 and 1997 Stock Option Plans which the listed beneficial owner has the right to acquire beneficial ownership as specified in Rule 13d of the Securities Exchange Act of 1934: John W. Rollins, Jr., 125,543 shares; Patrick J. Bagley, 45,728 shares; Klaus M. Belohoubek, 13,916; I. Larry Brown, 38,315 shares; and all directors and officers as a group, 223,502 shares.

(2) Henry B. Tippie is the executor of the Estate of John W. Rollins, Sr. His individual holdings are listed separately from the Estate.

(3) Neuberger Berman, LLC ("Neuberger") is a registered investment advisor. In its capacity as investment advisor, Neuberger may have discretionary authority to dispose of or to vote shares that are under its management. As a result, Neuberger may be deemed to have beneficial ownership of such shares. Neuberger does not, however, have any economic interest in the shares. The clients are the actual owners of the shares and have the sole right to receive and the power to direct the receipt of dividends from or proceeds from the sale of such shares. Neuberger Berman Inc. is the parent holding company and owns 100% of Neuberger Berman, LLC and Neuberger Berman Management, Inc. As of October 27, 2000, of the shares set forth above, Neuberger had shared dispositive power with respect to 4,807,550 shares, sole voting power with respect to 3,442,167 shares and shared voting power on 0 shares. With regard to the shared voting power, Neuberger Berman Management, Inc. and Neuberger Berman Funds are deemed to be beneficial owners for purpose of Rule 13(d) since they have shared power to make decisions whether to retain or dispose of the securities. Neuberger is the sub-advisor to the above referenced funds. It should be further noted that the above mentioned shares are also included with the shared power to dispose calculation.

(4) Dimensional Fund Advisors, Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possessed both voting and investment power over 4,248,350 shares of Rollins Truck Leasing stock as of September 30, 2000. The Portfolios own all securities reported in this statement, and Dimensional disclaims beneficial ownership of such securities.

(5) Strong Capital Management, Inc. ("Strong") has been granted discretionary dispositive power over its clients' securities and in some instances has voting power over such securities. Any and all discretionary authority which has been delegated to Strong may be revoked in whole or in part at any time. Strong votes the shares owned by its clients according to its statement of General Proxy Voting Policy (Proxy Voting Policy). The general principle of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the client considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

(6) Does not include 1,624,443* shares held as Co-Trustee, 38,250* shares held as Trustee, 31,500* shares owned by his wife, or 45,000* shares owned by a partnership over which Mr. Tippie has sole voting power. Does not include shares held by the Estate of John W. Rollins, Sr. Mr. Tippie is the executor of the Estate and such holdings are listed separately above.

(7) Does not include 552,375* shares held as Co-Trustee and 23,625* shares held by his wife.

----------------
* The Messrs. Tippie and Rollins disclaim any beneficial interest in these holdings.

                               PROPOSAL NUMBER ONE
                              ELECTION OF DIRECTORS

     Two individuals are to be re-elected at the Annual Meeting to serve as Class III Directors for a term of three years each, and until the election and qualification of their successors. Four other individuals serve as directors but are not standing for re-election because their terms as directors extend past the Annual Meeting pursuant to provisions of the Company's Restated Certificate of Incorporation which provides for the election of directors for staggered terms, with each director serving a three year term.

     Unless a shareholder WITHHOLDS AUTHORITY, the proxy holders will vote FOR the election of the persons named below to serve as directors. Although the Board of Directors does not contemplate the possibility, in the event a nominee is not a candidate or is unable to serve as a director at the time of the election, unless the shareholder WITHHOLDS AUTHORITY, the proxies will be voted for a nominee designated by the present Board of Directors to fill such a vacancy.

     The name and age of each of the nominees, his principal occupation, the period during which he has served as director, together with the number of shares of Common Stock beneficially owned by him, directly or indirectly, and the percentage of outstanding shares that ownership represents, all as of the close of business October 31, 2000 (according to information received by the Company), is set forth below. Similar information is also provided for those directors whose terms expire in future years.

                                                                                                         Shares of       Percent of
           Names of                              Principal                     Service as                 Common         Outstanding
           Nominees                            Occupation (1)                   Director      Age        Stock(2)          Shares
------------------------------  -------------------------------------------  --------------  -----  ------------------  -----------
Class III (Term Expires 2004)

Henry B. Tippie                 Chairman of the Board and Chairman of        1974 to date    73          2,250,000(3)        3.9%
                                the Executive Committee; Chairman of the     1954 to 1965
                                Board and Chairman of the Executive
                                Committee, Dover Downs Entertainment,
                                Inc.; Chairman of the Executive Committee
                                and Director, Matlack Systems, Inc.;
                                Chairman of the Board and Chief
                                Executive Officer, Tippie Services, Inc.

William L. Medford, Jr.         Private Physician; Former Chairman of the    2000 to date    58             10,000            --
                                Board and Chief Executive Officer,
                                Medford's Inc.
Names of Directors Whose
Terms Have Not Expired
------------------------------
Class I (Term Expires 2002)

Patrick J. Bagley               Vice President - Finance and Treasurer;      1998 to date    53             90,212           0.2%
                                Vice President - Finance and Treasurer,
                                Matlack Systems, Inc.

Gary W. Rollins                 President, Rollins, Inc. (4)                 1975 to date    56                -0-(5)         --

Class II (Term Expires 2003)

William B. Philipbar, Jr.       Retired, Former President and Chief          1993 to date    75             12,655            --
                                Executive Officer, Rollins Environmental
                                Services, Inc.

                                                                                                  Shares of       Percent of
Names of Directors Whose                    Principal                   Service as                 Common         Outstanding
Terms Have Not Expired                   Occupation (1)                  Director      Age        Stock(2)          Shares
--------------------------  ----------------------------------------  --------------  -----  ------------------  ------------
John W. Rollins, Jr.        President and Chief Executive Officer;    1967 to date    58          1,152,025(6)        2.0%
                            Chairman of the Board, Matlack Systems,
                            Inc. (4)

----------------
(l) The nominees and other directors have held the positions of responsibility set out in the above column (but not necessarily their present titles) for more than five years. In addition to the directorships listed in the above column, the following individuals also serve on the board of directors of the following companies: Gary W. Rollins, Rollins, Inc. and RPC, Inc.; John
     W. Rollins, Jr., Dover Downs Entertainment, Inc. and Safety-Kleen Corp.; Henry B. Tippie, Rollins, Inc., Safety-Kleen Corp. and RPC, Inc.; William
     B. Philipbar, Jr., Matlack Systems, Inc. and Waste Systems International, Inc.; Patrick J. Bagley, Matlack Systems, Inc. and Dover Downs Entertainment, Inc.; William L. Medford, Jr., Matlack Systems, Inc. Dover Downs Entertainment, Inc. operates facilities offering gaming, motorsports, horse racing and other forms of entertainment. Rollins, Inc. is a consumer services company engaged in residential and commercial termite and pest control. Safety-Kleen Corp. is engaged in the business of industrial waste disposal. RPC, Inc. is a diversified company engaged in oil and gas field services and boat manufacturing. Matlack Systems, Inc. provides transportation services. Tippie Services, Inc. provides management services. Waste Systems International, Inc. is engaged in the business of solid waste management.

(2) All shares are owned directly and of record. The above numbers exclude the following shares of Common Stock subject to options granted under the Company's 1986, 1993, and 1997 Stock Option Plans which the listed beneficial owner has the right to acquire beneficial ownership as specified in Rule 13d of the Securities Exchange Act of 1934: John W. Rollins, Jr., 125,543 shares and Patrick J. Bagley, 45,728 shares.

(3) Does not include 1,624,443* shares held as Co-Trustee, 38,250* shares held as Trustee, 31,500* shares owned by his wife, or 45,000* shares owned by a partnership over which Mr. Tippie has sole voting power. Does not include shares held by the Estate of John W. Rollins, Sr. Mr. Tippie is the executor of the Estate and such holdings are disclosed under the caption "Capital Stock."

(4)  Gary W. Rollins is a cousin to John W. Rollins, Jr.

(5) Does not include 1,191,543* shares held as Co-Trustee, 142,448* shares held as Trustee for his children and 124,973* shares representing a proportionate interest of shares held by a general partnership.

(6) Does not include 552,375* shares held as Co-Trustee and 23,625* shares held by his wife.

----------------
* The Messrs. Rollins and Tippie disclaim any beneficial interest in these holdings.

              THE BOARD RECOMMENDS A VOTE FOR ALL OF THE NOMINEES.

                               PROPOSAL NUMBER TWO
                             2000 Stock Option Plan


Introduction

     On July 27, 2000, the Board of Directors adopted resolutions approving and adopting, subject to shareholder approval, the Company's 2000 Stock Option Plan (the "Plan"). A copy of the Plan is attached to this Proxy Statement as Appendix
A. The purpose of the Plan and the granting of options thereunder (the "Options") to specific employees is to further the growth, development and financial success of the Company and its subsidiaries by providing additional incentives to certain of its employees, who have been or will be given responsibility for the management of its business affairs, by assisting them to become owners of shares of the Common Stock of the Company and thus to benefit directly from its growth, development and financial success. The Board of Directors has proposed that 950,000 shares of the Company's Common Stock be made available for grant under the Plan.


Shares Subject to the Plan

     Upon approval of the Plan by the shareholders, the aggregate number of shares of Common Stock in respect to which Options may be granted under the Plan will be 950,000, subject, however, to increase or decrease as hereinafter described. More than one Option may be granted to the same individual. If an Option terminates for any reason without having been exercised in full, the shares applicable to the unexercised portion of such Option shall become available again for the granting of other Options under the Plan, unless the Plan has terminated.


Administration

     The Plan will be administered by the Stock Option Committee of the Board of Directors of the Company (the "Committee"). Under the Plan, the Committee is authorized and empowered to administer the Plan and to: (a) select the employees to whom Options are to be granted and to fix the number of shares to be granted to each; (b) determine whether the Option granted is to be considered an "incentive stock option" qualified under Section 422 of the Internal Revenue Code, or a "non-qualified stock option" (that is, any Option which is not considered an incentive stock option); (c) determine the date on which Options shall be granted and the terms and conditions of the granted Options in a manner consistent with the Plan, which terms need not always be identical; (d) interpret the Plan; (e) prescribe, amend and rescind rules relating to the Plan; and (f) determine the rights and obligations of participants under the Plan. The Committee shall consist of two or more Directors of the Company.


Option Price

     The Option price of the shares under each Option shall be determined by the Committee, but shall not be less than 100% of the fair market value of such shares on the date of granting of the Option as reported in The Wall Street Journal. Fair market value is the closing price of the Common Stock on the New York Stock Exchange on the date of grant of the Option or, in the absence of reported sales on said Stock Exchange on that date, on the next preceding date on which there was a sale of such stock.


Exercise of the Option

     Each Option shall be exercisable for the full number of shares subject thereto, or any part thereof, and at such intervals as the Committee may determine, provided that no Option may be exercisable subsequent to its termination date.

Not Transferable

     No Option shall be assignable or transferable except by will or by the laws of descent and distribution. During the lifetime of a Participant, the Option shall be exercisable only by the Participant. After the death of a Participant, the Option may be exercised prior to its termination by the Participant's legal representative, heir or legatee.

Eligibility

     The employees who will be eligible to receive grants of Options under the Plan will be those key employees of the Company, or of any subsidiaries, who have been selected by the Committee.

Stock Splits, Stock Dividends, etc.

     If there are any changes in the capitalization of the Company affecting in any manner the number or kind of outstanding shares of Common Stock of the Company, whether such changes have been occasioned by declaration of stock dividends, stock split-ups, reclassifications or recapitalizations of such stock, or because the Company has merged or consolidated with some other corporation (and provided the Option does not thereby become terminated), or for any other reason whatsoever, then the number and kind of shares then subject to Options and thereafter to become subject to Options, and the prices to be paid therefor, shall be proportionately adjusted by the Committee to whatever extent the Committee determines that any such change equitably requires an adjustment.

Mergers or Consolidations

     If the Company at any time should elect to dissolve, undergo a reorganization, split-up its stock, or merge or consolidate with any corporation, and the Company is not the surviving corporation, then (unless, in the case of a reorganization, stock split-up, merger or consolidation, one or more of the surviving corporations assumes the Options under the Plan or issues substitute options in place thereof) each Participant holding outstanding Options not yet exercised shall be notified of his or her right to exercise such Options to the extent then exercisable prior to such dissolution, reorganization, stock split-up, merger or consolidation. The Committee may, in its sole and absolute discretion and on such terms and conditions as it deems appropriate, authorize the exercise of such Options with respect to all shares covered thereby. Any Options not exercised as so authorized thereupon shall be deemed terminated, and simultaneously the Plan itself shall be deemed terminated.

Modification

     The Board of Directors of the Company may make such amendments to the Plan, and, with the consent of each Participant affected, in the terms and conditions of granted Options, as it shall deem advisable, including, but not limited to, accelerating the time at which an incentive Option may be exercised, but may not, without the approval of the holders of not less than a majority of the outstanding shares of Common Stock of the Company, increase the maximum number of shares subject to the Plan, except as set forth immediately above.

Termination

     The Plan shall terminate on July 26, 2001, unless prior to that time it has been approved by the vote of the holders of not less than a majority of the then outstanding Common Stock of the Company. If such approval is given, the Plan will terminate on July 26, 2010; provided, however, that the Board of Directors of the Company within its absolute discretion may terminate the Plan at any time. No such termination, other than as a consequence of a merger or consolidation, as described above, shall in any way affect any Option then outstanding.

Tax Effect

     The Company will not realize any tax benefit upon the exercise or disposition of an incentive stock option except in the event the employee does not hold his incentive stock option shares at least two years from the date the Option was granted and at least one year from the date he exercised his Option, in which event the Company will be entitled to a deduction measured by the difference between the exercise price and the amount realized by the employee on the sale. On the other hand, the Company will be entitled to a deduction upon the employee's exercise of a non-qualified stock option measured by the difference between the exercise price and the market value of the Option stock on the day of exercise.

Employee Status

     The holder of an Option must be an employee as of the grant date of the Option through three months before the exercise date. A disabled or retired employee may also exercise his Option up to three months after termination of employment. No employee who owns ten (10%) percent of the total combined voting power of all classes of the Company's, or of its subsidiaries', capital stock may be granted an Option.

Aggregate Value

     The aggregate fair market value of the stock (determined as of the time the Option is granted) with respect to which stock options are exercisable for the first time by the employee during any calendar year (under all the stock option plans maintained by the Company and its subsidiary corporations) shall not exceed $100,000 in accordance with Section 422 of the Internal Revenue Code (or such greater or lesser dollar amount as may be in effect under the Code on the date of grant). No Option shall be granted under the Plan after ten (10) years from the date the Plan is adopted.

Shares Subject to the Plan

     On July 27, 2000, the last reported sale price of the Company's Common Stock on the New York Stock Exchange as reported in The Wall Street Journal was $7.00 per share.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2000 STOCK OPTION PLAN AND THE MANAGEMENT PROXY HOLDERS WILL VOTE ALL PROXIES RECEIVED IN FAVOR OF THE PROPOSED PLAN UNLESS OTHERWISE INSTRUCTED.

                    BOARD OF DIRECTORS AND BOARD COMMITTEES

     The Board of Directors held four regularly scheduled meetings during fiscal year 2000. All members of the Board attended all of the meetings held.

     Audit Committee. The Audit Committee consists of William B. Philipbar, Jr., Chairman, Gary W. Rollins and William L. Medford, Jr. The Audit Committee held five meetings during the last fiscal year. The Committee's functions are described under the caption "Report of the Audit Committee."

     Executive Committee. The Executive Committee consists of Henry B. Tippie, Chairman, and John W. Rollins, Jr. The Executive Committee held fourteen meetings during the last fiscal year. The Executive Committee has the power to exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company in accordance with the provisions of the by-laws of the Company.

     Compensation Committee. The Compensation Committee consists of William B. Philipbar, Jr., Chairman and William L. Medford, Jr. The Compensation Committee held one meeting during the last fiscal year. The Committee's functions include the determination of salary, incentive and other forms of compensation for key executives of the Company, excluding stock options which are granted and administered by the Stock Option Committee.

     Stock Option Committee. The Stock Option Committee consists of Henry B. Tippie, Chairman, and Gary W. Rollins. The Stock Option Committee held three meetings during the last fiscal year. The Stock Option Committee administers the Company's outstanding Stock Option Plans including the granting of options to various employees of the Company and its subsidiaries.

     The Company does not have a nominating committee of the Board of Directors.


                             DIRECTORS' COMPENSATION

     Directors who are not full-time employees of the Company or any of its subsidiaries are each paid an annual retainer for Board service of $12,000 and an attendance fee of $1,000 for each Board of Directors or committee meeting attended. In addition, the Chairman of the Audit Committee receives $1,000 per fiscal quarter.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Audit Committee, the Report of the Compensation and Stock Option Committees of the Board of Directors on Executive Compensation and the Performance Graph on page 13 shall not be incorporated by reference into any such filings.


                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is established pursuant to the Company's Bylaws and the Audit Committee Charter adopted by the Board of Directors on April 27, 2000. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix B.

     Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee's responsibility is generally to monitor and oversee these processes, as described in the Audit Committee Charter.

     Each member of the Audit Committee is independent in the judgment of the Company's Board of Directors and as required by the listing standards of the New York Stock Exchange.

     With respect to the year ended September 30, 2000, in addition to its other work, the Audit Committee:

     o Reviewed and discussed with the Company's management and the independent auditors the audited financial statements of the Company as of September 30, 2000 and for the year then ended;

     o Discussed with the independent auditors the matters required to be discussed by auditing standards generally accepted in the United States of America; and

     o Received from the independent auditors written affirmation of their independence required by Independence Standards Board Standard No. 1 and discussed with the auditors the firm's independence.

     Based upon the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements of the Company, as of September 30, 2000 and for the year then ended, be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000 for filing with the Securities and Exchange Commission.


                                 Audit Committee
                       William B. Philipbar, Jr., Chairman
                                 Gary W. Rollins
                            William L. Medford, Jr.

         REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEES OF THE
                 BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Company is engaged in a highly competitive industry. As a consequence, the Company views its ability to attract and retain qualified executives as the cornerstone of its future success. In order to accomplish this objective, the Company has endeavored to structure its executive compensation in a fashion that takes into account the Company's operating performance and the individual performance of the executive. Of necessity, this analysis is subjective in nature and not based upon a structured formula. The factors referred to above are not weighted in an exact fashion.

     Pursuant to the above compensation philosophy, the total annual compensation of executive officers of the Company is made up of one or more of three elements. The three elements are salary, an annual incentive compensation package and, in some years, grants of stock options.

     The salary of each executive officer is determined by the Compensation Committee. As previously stated, in making its determinations the Compensation Committee gives consideration to the Company's operating performance for the prior fiscal year and the individual executive's performance.

     The annual incentive compensation package for the Chief Executive Officer of Rollins Leasing Corp. and the Chief Financial Officer of the Company is developed by the Chief Executive Officer of the Company prior to the end of each fiscal year. It is based upon a performance formula for the ensuing fiscal year. That performance formula and incentive package is then reviewed by the Compensation Committee and is either accepted, amended or modified. None of the members of the Board of Directors, other than the Chief Financial Officer, participate in the incentive program.

     Awards under the Company's Stock Option Plans are purely discretionary, are not based upon any specific formula and may or may not be granted in any given fiscal year. When considering the grant of stock options, the Stock Option Committee gives consideration to the overall performance of the Company and the performance of individual employees.


                                CEO COMPENSATION

     The CEO's compensation is determined by the Compensation Committee. As is the case with respect to the Named Executives, the CEO's compensation is based upon the Company's operating performance and his individual performance. The decision of the Compensation Committee is, however, very subjective and is not based upon any specific formula or guidelines.


       Compensation Committee                 Stock Option Committee
       ----------------------                 --------------------------
       William B. Philipbar, Jr., Chairman    Henry B. Tippie, Chairman
       William L. Medford, Jr.                Gary W. Rollins


         COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based on its review of the copies of such forms received by it, the Company believes that during its fiscal year ended 2000 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except as follows: I. Larry Brown filed a late Form 4 regarding a sale of common stock.

                            COMMON STOCK PERFORMANCE

     The following graph reflects a comparison of the cumulative total shareholder return on the Company's common stock with the S&P Composite 500 Index and S&P Truckers Index, respectively, for the five year period commencing October 1, 1995 through September 30, 2000. The graph assumes that the value of the investment in the Company's common stock and each index was 100 at September 30, 1995 and all dividends were reinvested. The comparisons in this table are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be necessarily indicative of any future return on the Company's common stock.




                                [GRAPHIC OMITTED]



                                                      YEARS
                                --------------------------------------------------
                                 1995     1996     1997     1998     1999     2000
                                ------   ------   ------   ------   ------   -----
Rollins Truck Leasing Corp.     100       108     166       172      152       97
S&P Truckers                    100        77     128        91       77       72
S&P 500                         100       120     169       184      236      267

Assumes $100 invested on October 1, 1995

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The following directors presently serve on the Company's Compensation
Committee: William B. Philipbar, Jr. and William L. Medford, Jr. Henry B. Tippie is Chairman of the Board of Dover Downs Entertainment, Inc. and serves on its Compensation and Stock Option Committee. Mr. Tippie also serves on the Compensation and Stock Option Committee of Matlack Systems, Inc. Patrick J. Bagley serves on the Compensation and Stock Option Committee of Dover Downs Entertainment, Inc. John W. Rollins, Jr. and Patrick J. Bagley are executive officers of Matlack Systems, Inc.


                             EXECUTIVE COMPENSATION

     Shown below is information concerning the annual compensation for services in all capacities to the Company for the fiscal years ended September 30, 1998, 1999 and 2000, of those persons who were, at September 30, 2000, (i) the Chief Executive Officer and (ii) the other most highly compensated executive officers of the Company whose total annual salary exceeded $100,000 (the "Named Executives"):

                                                                             Long Term Compensation
                                                                            ------------------------
                                              Annual Compensation                    Awards             Payouts
                                       ----------------------------------   ------------------------   ---------
                                                                  Other      Restricted      Stock                  All Other
        Name and                                                 Annual         Stock       Options       LTIP       Compen-
        Principal                        Salary      Bonus      Comp.(2)      Awards(3)      /SARS      Payouts      sation
        Position            Year(1)       ($)         ($ )          $             $            #           $            $
------------------------   ---------   ---------   ---------   ----------   ------------   ---------   ---------   ----------
Henry B. Tippie            2000        600,000          -0-        --           -0-             -0-         -0-         -0-
Chairman of the            1999        540,000          -0-        --           -0-             -0-         -0-         -0-
Board(4)                   1998        560,000          -0-        --           -0-             -0-         -0-         -0-

John W. Rollins, Jr.       2000        750,000          -0-        --           -0-          70,000         -0-         -0-
President and CEO (5)      1999        700,000          -0-        --           -0-          15,000         -0-         -0-
                           1998        660,000          -0-        --           -0-         122,500         -0-         -0-

John W. Rollins, Sr.       2000        270,000          -0-        --           -0-             -0-         -0-         -0-
Former Chairman of         1999        540,000          -0-        --           -0-             -0-         -0-         -0-
the Board and CEO(6)       1998        560,000          -0-        --           -0-             -0-         -0-         -0-

Patrick J. Bagley          2000        325,000       75,000        --           -0-          55,000         -0-         -0-
Vice Pres. -- Finance,     1999        276,250       75,000        --           -0-          12,000         -0-         -0-
Treasurer and CFO          1998        261,250       65,000        --           -0-          16,200         -0-         -0-

I. Larry Brown             2000        350,000      316,257        --           -0-          60,000         -0-         -0-
President and CEO of       1999        300,000      165,758        --           -0-          15,000         -0-         -0-
Rollins Leasing Corp.      1998        269,231      476,682        --           -0-          18,000         -0-         -0-

Klaus M. Belohoubek        2000        300,000       50,000        --           -0-          55,000         -0-         -0-
Vice President --
General Counsel and
Secretary

------------
(1) Fiscal years ending September 30.

(2) The only type of Other Annual Compensation for each of the named officers was in the form of perquisites and was less than the level required for reporting.

(3) No awards have ever been made.

(4) Henry B. Tippie was elected Chairman of the Board on April 27, 2000. He was previously Vice Chairman of the Board.

(5) John W. Rollins, Jr. has been President since 1976 and Chief Executive Officer since January 27, 2000.

(6) John W. Rollins, Sr. was Chairman of the Board until he passed away on April 4, 2000 and he was Chief Executive Officer until January 27, 2000. Fiscal year 2000 salary represents payments to John W. Rollins, Sr. through March 31, 2000.


        OPTION AND STOCK APPRECIATION RIGHTS GRANTS IN LAST FISCAL YEAR

     The following table sets forth stock options granted in the fiscal year ending September 30, 2000 to each of the Company's Named Executives. Employees of the Company and its subsidiaries are eligible for stock option grants based on individual performance. The Company did not issue any stock appreciation rights. The table also sets forth the hypothetical gains that would exist for the options at the end of their eight-year terms, assuming compound rates of stock appreciation of 0%, 5% and 10%. The actual future value of the options will depend on the market value of the Company's Common Stock. All option exercise prices are based on the market price on the grant date.

                                                     Individual Grants(1)
                                   --------------------------------------------------------
                                                    % of Total
                                                      Options
                                      Options       Granted To      Exercise
                                      Granted        Employees        Price     Expiration
               Name                     (#)       in Fiscal Year     ($/Sh)        Date
---------------------------------  ------------  ----------------  ----------  ------------
John W. Rollins, Jr.                   15,000      1.2%            $ 9.875       10/31/07
                                       20,000      1.6%            $ 9.125       04/25/08
                                       35,000      2.8%            $ 6.563       07/27/08
I. Larry Brown                         15,000      1.2%            $ 9.875       10/31/07
                                       15,000      1.2%            $ 9.125       04/25/08
                                       30,000      2.4%            $ 6.563       07/27/08
Patrick J. Bagley                      15,000      1.2%            $ 9.875       10/31/07
                                       15,000      1.2%            $ 9.125       04/25/08
                                       25,000      2.0%            $ 6.563       07/27/08
Klaus M. Belohoubek                    15,000      1.2%            $ 9.875       10/31/07
                                       15,000      1.2%            $ 9.125       04/25/08
                                       25,000      2.0%            $ 6.563        7/27/08
All employees as a group (3)        1,272,000    100.0%            $ 9.875       10/31/07
                                                                      to            to
                                                                   $ 6.563       07/27/08
Total potential stock price
 appreciation for all stockhold-
 ers at assumed rates of stock
 price appreciation.(4)

                                        Potential Realizable Value at
                                     Assumed Annual Rates of Stock Price
                                              Appreciation for
                                               Option Term(2)
                                   ---------------------------------------
               Name                 0%          5%               10%
---------------------------------  ----  ----------------  ---------------
John W. Rollins, Jr.               --     $      70,723     $     169,394
                                   --     $      87,136     $     208,705
                                   --     $     109,666     $     262,668
I. Larry Brown                     --     $      70,723     $     169,394
                                   --     $      65,352     $     156,529
                                   --     $      93,999     $     225,144
Patrick J. Bagley                  --     $      70,723     $     169,394
                                   --     $      65,352     $     156,529
                                   --     $      78,333     $     187,620
Klaus M. Belohoubek                --     $      70,723     $     169,394
                                   --     $      65,352     $     156,529
                                   --     $      78,333     $     187,620
All employees as a group (3)       --     $   5,207,988     $  12,474,038
Total potential stock price
 appreciation for all stockhold-
 ers at assumed rates of stock
 price appreciation.(4)            --     $ 237,387,714     $ 568,584,854

------------
(1) Options were granted on November 1, 1999, April 26, 2000 and July 28, 2000.

(2) These amounts, based on assumed appreciation rates of 0% and the 5% and 10% rates prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Company's stock price. These numbers do not take into account certain provisions of options providing for termination of the option following termination of employment, non-transferability or phased-in vesting. Future compensation resulting from option grants is based solely on the performance of the Company's stock price.

(3) Based upon 90,000 options granted November 1, 2000 at an exercise price of $9.875, 882,800 options granted April 26, 2000 at an exercise price of $9.125 and 299,200 options granted July 28, 2000 at an exercise price of $6.563.

(4) Based upon a weighted-average price of $8.575 for all options granted and a total of 57,979,616 shares of Common Stock outstanding on October 31, 2000.


              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table summarizes option exercises during fiscal year 2000 by the Company's Named Executives, and the value of the options held by such persons as of September 30, 2000. The Company has not granted and does not have any Stock Appreciation Rights outstanding.


                                                                                                      Value of
                                                                      Number of                     Unexercised
                                                                     Unexercised                    In-the-Money
                             Shares                                   Options at                     Options at
                           Acquired on     Value Realized             FY-End (#)                     FY-End ($)
       Name (1)           Exercise (#)         ($)(2)         Exercisable/Unexercisable     Exercisable/Unexercisable(3)
----------------------   --------------   ----------------   ---------------------------   -----------------------------
Patrick J. Bagley            10,250            $44,731           45,728 / 82,472                    - 0 - / - 0 -
Klaus M. Belohoubek           1,013            $ 6,417           13,916 / 75,084                    - 0 - / - 0 -
I. Larry Brown               17,950            $98,115           38,315 / 91,985                    - 0 - / - 0 -
John W. Rollins, Jr.            -0-                -0-           125,543 / 299,457                  - 0 - / - 0 -

------------
(1) Henry B. Tippie did not acquire or have any outstanding Incentive Stock Options.

(2) Fair market value of underlying security at exercise date less the exercise price.

(3) The value of the Company's common stock on September 29, 2000 was $6.3125 per share.


              LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

      There were no Long-Term Incentive Plan Awards to the Named Executives
                            during fiscal year 2000.


                           PROXY-DEFINED BENEFIT PLANS

Pension Plans

     The Company's Pension Plan is a non-contributory qualified defined benefit plan. All full-time employees of the Company (except certain employees covered by collective bargaining agreements) are eligible to participate in the Pension Plan. Up to September 30, 1989, retirement benefits were equal to the sum of from 1% to 1.8% of an employee's annual cash compensation for each year of service to age 65. Commencing October 1, 1989 and thereafter, retirement benefits are equal to the sum of 1.35% of earnings up to covered compensation, as that term is defined in the Plan, and 1.7% of earnings above covered compensation. Pensionable earnings includes regular salaries or wages, commissions, bonuses, overtime earnings and short-term disability income protection benefits.

     Retirement benefits are not subject to any reduction for Social Security benefits or other offset amounts. An employee's benefits may be paid in certain alternative forms having actuarially equivalent values.

Retirement benefits are fully vested at the completion of five years of credited service or, if earlier, upon reaching age 55. The maximum annual benefit under a qualified pension plan is currently $135,000 beginning at the Social Security retirement age (currently age 65).

     The Company maintains a non-qualified, defined benefit plan, called the Excess Benefit Plan, which covers those participants of the Pension Plan whose benefits are limited by the Internal Revenue Code. A participant in the Excess Benefit Plan is entitled to a benefit equaling the difference between the amount of the benefit payable without limitation and the amount of the benefit payable under the Pension Plan.

     Annual pension benefit projections for the Named Executives assume: (a) that the participant remains in the service of the Company until age 65; (b) that the participant's earnings continue at the same rate as paid in the fiscal year ended September 30, 2000 during the remainder of his service until age 65; and (c) that the Plans continue without substantial modification.

     The estimated annual benefit at retirement for each of the following Named Executives of the Company is: Patrick J. Bagley, $131,486; Klaus M. Belohoubek, $162,947; I. Larry Brown, $182,220; and John W. Rollins, Jr., $251,186. The
annual benefit for Henry B. Tippie ($158,390) is the amount of retirement income which he is required to receive by Federal law.


401(k) Retirement Plan

     The Company has a deferred compensation plan pursuant to section 401(k) of the Internal Revenue Code for all its full time employees. Covered employees may contribute up to 15% of their compensation for each calendar year. In addition, the Company contributes up to an additional 100% of the first $250 of compensation contributed by any covered employee to the plan. An employee's maximum annual contribution to the plan is currently $10,500. All contributions are funded currently.


                                    AUDITORS

     The Board of Directors has not selected or recommended the name of an independent public accounting firm for approval or ratification by the shareholders. The Board of Directors believes that it will be in the best interests of the shareholders if it is free to make such determination based upon all factors that are then relevant.

     Ernst & Young LLP served as the Company's auditors for the fiscal year ended September 30, 2000. A representative of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement should such representative so desire. Such representative also will be available to answer questions raised orally.

     During the fiscal year ended September 30, 2000, Ernst & Young LLP's services rendered to the Company consisted of auditing the Company's financial statements. In this connection, Ernst & Young LLP performed such tests of the Company's accounting records and other auditing procedures as were required by generally accepted auditing standards.

     On June 8, 2000, KPMG LLP resigned as the Company's independent auditor. During the fiscal years ended September 30, 1999 and 1998 and the subsequent interim period ended June 8, 2000 that KPMG LLP served as independent auditor, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure. KPMG LLP's report on the financial statements of the Company for the years ending September 30, 1998 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, scope of audit, or accounting principles. The Company requested KPMG LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agreed with the preceding statements. A copy of that letter, dated June 15, 2000, in which KPMG LLP agreed with the preceding statements, was filed as Exhibit 16 to a Form 8-K filed on June 15, 2000.

     The Audit Committee of the Company then commenced a search for new independent accountants. The Company authorized KPMG LLP to respond fully to any inquiries which were made by the successor accountant.

     On June 27, 2000, the firm of Ernst & Young LLP was engaged as the principal accountant to audit the Company's consolidated financial statements for the fiscal year ended September 30, 2000.


                              SHAREHOLDER PROPOSALS

     Appropriate proposals of eligible shareholders (an eligible shareholder must be a record or beneficial owner of at least l% or $l,000 in market value of securities entitled to be voted at the meeting and have held such securities for at least one year) intended to be presented at the Company's next Annual Meeting of Shareholders must be received by the Company no later than August 29, 2001 for inclusion in the Proxy Statement and form of proxy relating to that meeting.


                                  MISCELLANEOUS

     ON WRITTEN REQUEST OF ANY RECORD OR BENEFICIAL SHAREHOLDER OF THE COMPANY, THE COMPANY WILL PROVIDE, FREE OF CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000, WHICH INCLUDES THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR A COPY OF FORM 10-K SHOULD BE MADE IN WRITING AND ADDRESSED TO:

                               PATRICK J. BAGLEY
                               VICE PRESIDENT-FINANCE AND TREASURER
                               ROLLINS TRUCK LEASING CORP.
                               P. O. BOX 1791
                               WILMINGTON, DELAWARE 19899


     THE COMPANY WILL CHARGE REASONABLE OUT-OF-POCKET EXPENSES FOR THE REPRODUCTION OF EXHIBITS TO FORM 10-K SHOULD A SHAREHOLDER REQUEST COPIES OF SUCH EXHIBITS.

     The Company's Annual Report for the fiscal year ended September 30, 2000 has been mailed to shareholders under separate cover.

     The Board of Directors knows of no business other than the matters set forth herein which will be presented at the meeting. Inasmuch as matters not known at this time may come before the meeting, the enclosed proxy confers discretionary authority with respect to such matters as may properly come before the meeting and it is the intention of the persons named in the proxy to vote in accordance with their judgment on such matters.

                                             BY ORDER OF THE BOARD OF DIRECTORS
                                                           KLAUS M. BELOHOUBEK,
                                              Vice President -- General Counsel
                                                                   and Secretary

Wilmington, Delaware
December 27, 2000

                                                                      Appendix A

                          ROLLINS TRUCK LEASING CORP.
                             2000 Stock Option Plan

     1. Purpose. The 2000 Stock Option Plan (the "Plan") is intended to advance the best interests of Rollins Truck Leasing Corp. (the "Company") by providing its employees and the employees of its subsidiaries with additional incentive and by increasing their proprietary interest in the success of the Company and its subsidiary corporations.

     2. Administration. The Plan shall be administered by the Stock Option Committee of the Board of Directors of the Company (the "Committee"). The Committee shall consist of two or more Directors of the Company. Meetings shall be held at such time and place as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any questions brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the unanimous written consent of its members. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission of such member, including, but not limited to, the exercise of any power or discretion under the Plan, except those resulting from gross negligence or willful misconduct. All questions of interpretation and application of the Plan, or of options granted hereunder (the "Options"), shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee.

     3. Option Shares. The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, $1.00 par value (the "Stock"). The total amount of the Stock with respect to which Options may be granted shall not exceed in the aggregate 950,000 shares; provided, however, that the class and aggregate number of shares which may be subject to Options granted hereunder shall be subject to adjustment in accordance with the provisions of Section 16 hereof. Such shares may be treasury shares or authorized but unissued shares. In the event that any outstanding Option for any reason shall expire, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

     4. Termination of Plan. The Plan shall terminate on July 26, 2001, unless prior to that time it has been approved by the vote or written consent of the holders of not less than a majority of the then outstanding common stock of the Company. If such approval is given, the Plan shall terminate on July 26, 2010; provided, however, that the Board of Directors of the Company within its absolute discretion may terminate the Plan at any time. No such termination, other than as provided for in Section 16 hereof, shall in any way affect any Option then outstanding.

     5. Authority to Grant Options. The Committee may grant from time to time to such eligible individuals (the "Participants") as it shall from time to time determine an Option, or Options, to buy a stated number of shares of Stock under the terms and conditions of the Plan. Subject only to any applicable limitations set forth in the Plan, the number of shares of Stock to be covered by any Option shall be as determined by the Committee. The Committee shall determine whether an Option shall be an "incentive stock option" qualified under Section 422 of the Internal Revenue Code of 1986 as amended (the "Code"), or a "non-qualified stock option" (that is, any Option which is not considered an incentive stock option). The aggregate Fair Market Value (determined as provided in Section 7 of the Plan) of the Stock with respect to which incentive stock options are granted hereunder which are exercisable for the first time by such employee during any calendar year (under all the stock option plans maintained by the Company and subsidiary corporations) shall not exceed $100,000 in accordance with Section 422 of the Code (or such greater or lesser dollar amount as may be in effect under the Code on the date of grant). No Option shall be granted under the Plan after ten (10) years from the date the Plan is adopted.

     6. Eligibility. Participants shall be employees of the Company, or of any subsidiary corporation, as the Committee shall determine from time to time; provided, however, that no employee owning more than ten percent (10%) of the stock of the Company at the time an Option is granted shall be eligible to participate in the Plan. For all purposes of the Plan, the term "subsidiary corporation" shall mean any corporation of which the Company is the "parent corporation" as that term is defined in Section 424(e) of the Code.

     7. Option Price. The price at which shares may be purchased pursuant to an Option (the "Option Price") shall be not less than the fair market value of the shares of Stock on the date the Option is granted, and the Committee in its discretion may provide that the Option Price shall be more than such fair market value. The "fair market value" of the Stock shall be the closing price of the Stock on the New York Stock Exchange as reported in The Wall Street Journal for the trading day on which the Option is granted, or if the Option is not granted on a trading day, then such fair market value shall be determined on the trading day before the Option is granted.

     8. Duration of Options. No Option shall be exercisable after the expiration of ten years from the date such Option is granted; and the Committee in its discretion may provide that an Option shall be exercisable throughout such ten-year period or during any lesser period of time commencing on or after the date of grant of the Option and ending upon or before the expiration of such ten-year period.

     9. Amount Exercisable. Each Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the Option.

     10. Exercise of Options. Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised and specifying the address to which the certificates for such shares are to be mailed, accompanied by provision for full payment for the Shares. The Option Price shall be payable in cash or its equivalent or if permitted by the terms of the Award Agreement (a) by tendering previously acquired shares of Stock having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the shares of Stock which are tendered must have been held by the Participant for at least twelve (12) months prior to their tender to satisfy the Option Price), (b) by broker-assisted cashless exercise or (c) by a combination of any of the foregoing. Notice may be delivered in person to a member of the Committee, or the Secretary of the Company, or may be sent by registered mail, return receipt requested, to a member of the Committee, or the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is deposited in the mail. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Participant certificates for the number of shares with respect to which such Option has been so exercised, issued in the Participant's name; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant, at the address specified pursuant to this Section 10.

     11. Transferability of Options. Options shall not be transferrable by a Participant other than by will or under the laws of descent and distribution, and shall be exercisable only by the Participant during such

Participant's lifetime. In the event of (a) any attempt by the Participant to alienate, assign, pledge, hypothecate or otherwise dispose of an Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest conferred by an Option, the Company may terminate the Option by notice to the Participant and it shall thereupon become null and void.

     12. Certain Option Terminations. Except as may be otherwise expressly provided herein, Options shall terminate on such date as shall be selected by the Committee in its discretion and specified in the Award Agreement, but not in excess of one day less than three months following severance of the employment relationship between the Company or its subsidiary corporation and the Participant for any reason, for or without cause. For purposes of termination of an Option, if a Participant is an employee of a subsidiary of the Company, the aforementioned employment relationship shall be deemed severed at such time as the subsidiary ceases for any reason to be a subsidiary of the Company under
Section 6 hereto whether or not the employee continues in the employ of the subsidiary. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company or its subsidiary corporation and the Participant shall be determined by the Committee at the time thereof. If, before the date of expiration of the Option, the Participant shall be retired in good standing from the employ of the Company for reasons of age or disability under the then established rules of the Company, the Option shall terminate on the earlier of such date of expiration or one day less than three months after the date of such retirement. In the event of such retirement, the Participant shall have the right prior to the termination of such Option to exercise the Option to the extent to which the Participant was entitled to exercise such Option immediately prior to such retirement. After the death of the Participant, the Participant's executors, administrators, or any person or persons to whom an Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the earlier of the date of expiration or one year following the date of such death, to exercise the Option, in whole or in part (without regard to any limitations set forth in or imposed pursuant to Section 9 hereof).

     13. Requirements of Law. The Company shall not be required to sell or issue any shares under an Option if the issuance of such shares constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933 (as now in effect or hereafter amended), upon exercise of any Option, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Securities Act of 1933, the Company may imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

        "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Company of an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, that registration is not required for such sale or transfer."

     The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended); and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. The Company may contractually provide in any Award Agreement for a holding period prior to the sale or disposition of shares of Stock acquired under an Option.

     14. No Rights as Shareholder. No Participant shall have rights as a shareholder with respect to shares covered by an Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Section 16 hereof, no adjustment for dividends, or otherwise, shall be made if the record date thereof is prior to the date of issuance of such certificate.

     15. Employment Obligation. The granting of any Option shall not impose upon the Company any obligation to employ or continue to employ any Participant; and the right of the Company to terminate the employment of any Participant shall not be dismissed or affected by reason of the fact that an Option has been granted.

     16. Changes in the Company's Capital Structure. The existence of outstanding Options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle a Participant to receive upon exercise of any Option, for the same aggregate cash consideration, the same total number and class of shares as would have been received had the Option been exercised in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

     After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by shareholders) in lieu of the number and class of shares as to which such Option would have been so exercisable in the absence of such event, the number and class of shares of Stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the number and class of shares of Stock equal to the number and class of shares as to which such Option shall be so exercised.

     If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of the Stock, shares of such stock or other securities as the holders of shares of such class of Stock received pursuant to the terms of the merger, consolidation or sale; (ii) the Board of Directors may waive any limitations set forth in or imposed pursuant to Section 9 hereof so that all Options, from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board, shall be exercisable in full; and
(iii) all outstanding Options may be canceled by the Board of Directors as of the effective date of any such merger, consolidation, liquidation or sale provided that (x) notice of such cancellation shall be given to each holder of an Option and (y) each holder of an Option shall have the right to exercise such Option in full (without regard to any limitations set forth in or imposed pursuant to Section 9 hereof) during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale.

     Except as hereinbefore expressly provided, the issue by the Company of shares of Stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

     17. Amendment or Termination of Plan. The Board of Directors may modify, revise or terminate this Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board may not increase the aggregate number of shares which may be issued under Options pursuant to the provisions of the Plan and that any amendment, modification, revision or termination shall not effect any outstanding Options.

     18. Written Agreement. Each Option granted hereunder shall be embodied in a written option agreement (the "Award Agreement"), which shall be subject to the terms and conditions prescribed above and shall be signed by the Participant and by the President or any Executive Officer of the Company for and in the name and on behalf of the Company. The Award Agreement shall contain such other terms, conditions or limitations as the Committee in its discretion shall deem advisable.

     19. Indemnification of Committee. The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further action to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such member in connection with or arising out of any action, suit or proceeding in which such member may be involved by reason of being or having been a member of the Committee, whether or not such member continues to be a member of the Committee at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee (a) in respect of matters as to which such member shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of such member's duty as a member of the Committee, or (b) in respect of any matter in which any settlement is effected, to any amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee unless, within sixty (60) days after institution of any such action, suit or proceeding, such member shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee may be entitled as a matter of law, contract, or otherwise.

     20. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount (including any shares of Stock withheld as provided herein) sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to an Option or its exercise. The Committee may, in its sole discretion, permit a Participant to satisfy the withholding requirement, in whole or in part, by tendering shares of Stock held by the Participant at least twelve (12) months prior to their tender or by having the Company withhold shares of Stock having a Fair Market Value on the effective date of exercise equal to the minimum statutory total tax which could be imposed on the transaction. Any such election shall be irrevocable, made in writing and signed by the Participant.

     21. Effective Date of Plan. The Plan shall become effective and shall be deemed to have been adopted on July 27, 2000.

     22. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     23. Requirements of Law. The granting of Options and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     24. Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with, and governed by, the laws of the State of Delaware.

                                                                      Appendix B


                          ROLLINS TRUCK LEASING CORP.
                             AUDIT COMMITTEE CHARTER
--------------------------------------------------------------------------------

PURPOSE
--------------------------------------------------------------------------------

     The primary purpose of the Audit Committee (the "Committee") is to assist the Company's Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including (by overseeing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof) the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. The Committee is authorized to retain outside counsel, auditors or other experts and professionals for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

     The Committee shall review the adequacy of this Charter on an annual basis.


MEMBERSHIP
--------------------------------------------------------------------------------

     The Committee shall be comprised of not less than three members of the Board, and the Committee's composition shall meet all requirements of the Audit Committee Policy of the New York Stock Exchange.

     Accordingly, all of the members must be directors:

     -- who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

     -- who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee must have accounting or related financial management expertise.


KEY RESPONSIBILITIES
--------------------------------------------------------------------------------

     The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements. Additionally, the Committee recognizes that financial management (including the internal audit staff), as well as the outside auditors, have more time, knowledge and more detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee is not providing any expertise or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate under the circumstances.

     -- The Committee shall review with management and the Company's outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61. The management review shall include consultation with the Company's counsel relative to legal matters that could have a significant impact on the Company's financial statements.

     -- As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's Quarterly Reports on Form 10-Q to be filed with the Commission and the matters required to be discussed by SAS No. 61. Such review shall occur prior to the filing of the Company's Quarterly Reports on Form 10-Q.

o The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

o    The Committee shall:

     -- request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1;

     -- discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

     -- recommend that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

                           ROLLINS TRUCK LEASING CORP.

  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS

                      Thursday, January 25, 2001, 8:30 A.M.

         The undersigned hereby constitutes and appoints John W. Rollins, Jr. and Klaus M. Belohoubek, and each of them jointly and severally, proxies with full power of substitution, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on January 25, 2001 at 8:30 A.M., at the Rollins Building, First Floor Auditorium, Wilmington, Delaware, or at any adjournment thereof, on all matters set forth in the Notice of Annual Meeting and Proxy Statement dated December 27, 2000, as follows:

                               (Mark only one box)

1. ELECTION OF DIRECTORS

         Nominees:  Henry B. Tippie and William L. Medford, Jr.

         / / VOTE FOR all nominees listed above; except vote withheld from following nominee (if any):

         -----------------------------------------------------------------------

         / /  VOTE WITHHELD FROM all nominees.

2. APPROVAL OF THE 2000 STOCK OPTION PLAN

         / /  FOR approval of the 2000 Stock Option Plan

         / /  AGAINST approval of the 2000 Stock Option Plan

3. At their discretion, upon such matters as may properly come before the Annual Meeting or any adjournment thereof.

                                     (OVER)

                           (CONTINUED FROM OTHER SIDE)


         The undersigned acknowledges receipt of the aforesaid Notice of Annual Meeting and Proxy Statement, each dated December 27, 2000, grants authority to any of said proxies, or their substitutes, to act in the absence of others, with all the powers which the undersigned would possess if personally present at such meeting, and hereby ratifies and confirms all that said proxies, or their substitutes, may lawfully do in the undersigned's name, place and stead.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ROLLINS TRUCK LEASING CORP. AND THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO CHOICE IS SPECIFIED BY YOU, THIS PROXY WILL BE VOTED FOR PROPOSAL NUMBER ONE AND PROPOSAL NUMBER TWO.



                                    Please sign below, date and return promptly.



                                    --------------------------------------------

                                    --------------------------------------------
                                           Signature(s) of Shareholder(s)

                                    DATED:  January ___, 2001

                                    Signature(s) should conform to name(s) and title(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should add their title(s) on signing.


NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.